Ultra Series Fund
Supplement dated November 23, 2015 to the Prospectus dated May 1, 2015

This Supplement dated November 23, 2015 amends the Prospectus of the Ultra Series Fund dated May 1, 2015 as supplemented October 19, 2015 and November 4, 2015.

Aggressive Allocation Fund

The average annual total return chart on page 12 is deleted and replaced with the following:

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 6/30/2006	Since Inception 5/1/2009
Class I Shares	7.46%	10.33%	4.82%	N/A
Class II Shares	7.19%	10.06%	N/A	13.20%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	8.13%	18.73%
Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	8.53%	11.72%	7.11%	14.85%
The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000® Index, 16% MSCI AWCI ex-USA Index and 20% Barclays
U.S. Aggregate Bond Index.

Keep this Supplement with your records.